UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2017

Date of reporting period:	March 1, 2016 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Semiannual report 8|31|16

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: The value of securities in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Putnam Floating Rate Income Fund

A specialized income fund that focuses primarily on bank loans

Floating-rate bank loans are loans issued by banks to corporations. Interest rates on these loans "float" in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund's managers each have more than 30 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Bank loans rank high in a company's capital structure

HIGHER PROTECTION
BANK LOANS
Have first claims on a company's cash flows; typically backed by collateral.
HIGH-YIELD BONDS
Pay greater income than bank loans to compensate investors for increased credit risk.
CONVERTIBLES
Interest-paying securities that can be exchanged for common stock at a predetermined price.
PREFERRED STOCK
Offers the potential for capital appreciation, and is a higher priority for dividend payments.
COMMON STOCK
Offers capital appreciation potential to investors, but it may or may not pay a dividend.
LESS PROTECTION

Most bank loans are senior secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company's assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company's assets.

2 Floating Rate Income Fund

Floating Rate Income Fund 3

Interview with your fund’s portfolio manager

Paul, what was the market environment like for bank loans during the six months ended August 31, 2016?

High-yield bank loans posted a strong gain for the six-month reporting period, reversing course in March and ending seven straight months of negative returns. In the months immediately prior to the period, bank loans registered modestly negative performance, but held up better than most other credit-sensitive asset classes amid the severe market turbulence that persisted until mid-February.

As February progressed, loans began to benefit from incremental improvements across a broad range of global issues. Oil and other commodity prices rallied, reducing

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* These returns are from 8/31/04 to 8/31/16 because only data from the month-end following the fund’s inception date (8/4/04) is available.

† The fund’s primary benchmark, the Bloomberg Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

Effective 10/1/16, the S&P/LSTA Leveraged Loan Index replaces the Bloomberg Barclays U.S. High Yield Loan Index as the benchmark for this fund because Bloomberg retired its U.S. High Yield Loan Index as of 9/30/16.

4 Floating Rate Income Fund

concerns in the energy and metals & mining groups. China’s central bank eased concerns by implementing additional stimulus measures, and improving U.S. economic data helped allay fears that global economic developments would stall the U.S. expansion. The Federal Reserve backed away from its earlier statements, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors.

The asset class extended its rally through May, bolstered by fading fears of a U.S. recession, greater-than-expected stimulus from the European Central Bank, and a modest increase in demand from collateralized loan obligations [CLOs] amid weak loan supply. [CLOs are structured investment vehicles in which business loans are pooled to create a diversified income stream. CLO issuers typically use bank loans to create these pools.]

In June, investor sentiment shifted amid volatility related to renewed concern about global economic growth. The market was disrupted later that month as the so-called “Brexit” referendum vote by the United Kingdom to exit the European Union surprised investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, bank loans, as well as other credit-sensitive securities, moved higher once again. Loans added two more months of positive returns in July and August.

Reflecting a more favorable environment for riskier assets during the six-month reporting period, lower-quality loans generated the best relative performance within the fund’s benchmark. From a sector/industry perspective, metals & mining and energy were the top-performing groups, rallying in step with recovering commodity prices to post strong double-digit gains. By contrast, more-defensive categories, such as consumer products, food & beverages, and financials lagged amid the resource-fueled rally.

For investors who may be new to the fund, can you explain how bank loans and high-yield bonds differ?

Many corporations issue both bank loans and high-yield bonds. Normally, bank loans

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Floating Rate Income Fund 5

are secured by the issuer’s assets, giving loans a senior position in the firm’s capital structure, whereas high-yield bonds are usually unsecured. Historically, when bankruptcy occurs, bank-loan investors have been repaid substantially more of their principal than holders of high-yield bonds or other debt instruments. The measurement of such repayments is called the “recovery rate.”

The coupons, or stated interest rates, on bank loans are linked to the London Interbank Offered Rate [LIBOR] — a widely used benchmark for short-term lending among banks — and adjust higher or lower at frequent intervals. This feature can potentially make bank loans less subject to interest-rate risk versus longer-term investment-grade or high-yield bonds that carry fixed coupons.

The fund trailed its benchmarks and the average return of its Lipper peer group for the six months ended August 31, 2016. What factors had the greatest impact on relative performance?

Overall, the fund was conservatively positioned versus the benchmarks, which proved to be somewhat of a headwind in a rally led by lower-quality loans.

At the sector/industry level, lighter-than-benchmark exposure to services, technology, and industrials hampered relative performance. On the positive side, overweight allocations in gaming, lodging & leisure, and housing, along with favorable security selection in retail, aided the fund’s relative results.

In terms of individual holdings, the biggest relative contributors were overweights in TMS International (formerly known as Tube City), a provider of onsite mill services for steelmakers; resort and casino operator Caesars Entertainment; and energy exploration and

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Floating Rate Income Fund

production company Chesapeake Energy. TMS and Chesapeake benefited from recovering prices for oil and other commodities. Caesars, meanwhile, continued to make progress in its financial restructuring.

On the downside, not owning Australian iron ore miner Fortescue Metals Group, coal mine operator Murray Energy, and dry bulk commodities shipper Dryships worked against the fund’s relative performance. Loans from these issuers and index components were helped by the improved investor sentiment resulting from rising energy and commodity prices.

What is your outlook for the bank-loan market over the coming months?

We believe the U.S. economy may continue to grow at a moderate pace in the months ahead, and could provide a supportive backdrop for bank loans. Within this environment, we will continue to position the fund with an emphasis on our research team’s best ideas. These include companies with what we believe are strong balance sheets and collateral coverage, high free cash flow, manageable capital structures, and improving credit profiles.

As of period-end, the fund’s benchmark offered a yield advantage of 4.7 percentage points over comparable-maturity U.S. Treasuries. The 12-month total default rate was 2.10%, which is still meaningfully below historical norms, and the majority of defaults that occurred were in commodity-related sectors, such as energy and metals & mining. Excluding the energy and metals & mining

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Floating Rate Income Fund 7

sectors, the default rate was only 0.88%. As a result, we believe investors are being well compensated for the historically low level of default risk present in the loan market.

Largely driven by refinancing activity, loan new-issue volume surged in August to $53.1 billion, the second-highest monthly total year to date, trailing only the $73 billion of new issuance in June. Meanwhile, loan funds reported a second consecutive month of inflows in August. In our view, these data suggest that the market’s technical backdrop — the balance of supply and demand — may be improving.

Loans have underperformed high-yield bonds thus far in 2016, so we think their relative valuation is attractive. And, if interest rates begin to move higher, we believe bank loans could benefit from renewed retail investor demand, since loan coupons —their stated interest rates — may begin to adjust higher.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times, President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	3.53%	3.45%	3.20%	3.20%	2.76%	2.76%	3.43%	3.37%	3.27%	3.77%

10 years	39.55	38.15	35.29	35.29	29.45	29.45	38.33	37.29	36.10	43.25
Annual average	3.39	3.28	3.07	3.07	2.61	2.61	3.30	3.22	3.13	3.66

5 years	26.27	25.01	25.01	25.01	21.77	21.77	25.95	25.01	24.70	28.01
Annual average	4.78	4.57	4.57	4.57	4.02	4.02	4.72	4.57	4.51	5.06

3 years	7.72	6.65	7.08	7.08	5.44	5.44	7.56	6.75	6.92	8.54
Annual average	2.51	2.17	2.31	2.31	1.78	1.78	2.46	2.20	2.25	2.77

1 year	3.28	2.25	3.20	2.20	2.63	1.63	3.35	2.58	3.14	3.66

6 months	7.48	6.40	7.37	6.37	7.08	6.08	7.45	6.65	7.35	7.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Floating Rate Income Fund

Comparative index returns For periods ended 8/31/16

	Bloomberg Barclays		Lipper Loan
	U.S. High Yield	S&P/LSTA Leveraged	Participation Funds
	Loan Index*	Loan Index (LLI)†	category average‡

Annual average (life of fund)	—	4.74%	3.46%

10 years	58.33%	56.32	37.93
Annual average	4.70	4.57	3.24

5 years	29.80	28.58	24.85
Annual average	5.36	5.16	4.53

3 years	10.25	9.85	7.53
Annual average	3.31	3.18	2.45

1 year	4.19	3.88	3.20

6 months	8.81	8.07	7.67

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Bloomberg Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 8/31/04 to 8/31/16 because only data from the month-end following the fund’s inception date (8/4/04) is available.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/16, there were 219, 213, 179, 138, 54, and 34 funds, respectively, in this Lipper category.

Effective 10/1/16, the S&P/LSTA Leveraged Loan Index replaces the Bloomberg Barclays U.S. High Yield Loan Index as the benchmark for this fund because Bloomberg retired its U.S. High Yield Loan Index as of 9/30/16.

Fund price and distribution information For the six-month period ended 8/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.162989		$0.154478	$0.131299	$0.160844		$0.152392	$0.173686

Capital gains	—		—	—	—		—	—

Total	$0.162989		$0.154478	$0.131299	$0.160844		$0.152392	$0.173686

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/16	$8.11	$8.19	$8.11	$8.11	$8.11	$8.17	$8.11	$8.12

8/31/16	8.55	8.64	8.55	8.55	8.55	8.61	8.55	8.56

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	3.53%	3.50%	3.33%	2.79%	3.48%	3.46%	3.29%	3.78%

Current 30-day SEC yield [2]	N/A	3.67	3.50	2.96	N/A	3.63	3.45	3.96

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Floating Rate Income Fund 11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	3.55%	3.47%	3.22%	3.22%	2.78%	2.78%	3.45%	3.39%	3.30%	3.80%

10 years	39.54	38.15	35.47	35.47	29.58	29.58	38.33	37.30	36.23	43.24
Annual average	3.39	3.28	3.08	3.08	2.62	2.62	3.30	3.22	3.14	3.66

5 years	26.74	25.47	25.47	25.47	22.07	22.07	26.42	25.47	25.16	28.32
Annual average	4.85	4.64	4.64	4.64	4.07	4.07	4.80	4.64	4.59	5.11

3 years	8.08	6.99	7.43	7.43	5.78	5.78	7.91	7.10	7.26	8.89
Annual average	2.62	2.28	2.42	2.42	1.89	1.89	2.57	2.31	2.37	2.88

1 year	4.55	3.51	4.47	3.47	3.89	2.89	4.50	3.72	4.41	4.81

6 months	4.84	3.79	4.86	3.86	4.57	3.57	4.94	4.15	4.83	4.97

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/29/16	1.02%	1.22%	1.77%	1.07%	1.27%	0.77%

Annualized expense ratio for the
six-month period ended 8/31/16	1.04%	1.24%	1.79%	1.09%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Floating Rate Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/16 to 8/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.42	$6.46	$9.32	$5.68	$6.72	$4.12

Ending value (after expenses)	$1,074.80	$1,073.70	$1,070.80	$1,074.50	$1,073.50	$1,076.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/16, use the following calculation method. To find the value of your investment on 3/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.28	$6.29	$9.07	$5.53	$6.55	$4.01

Ending value (after expenses)	$1,019.91	$1,018.90	$1,016.14	$1,019.66	$1,018.65	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S.-dollar-denominated, syndicated term loans.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Floating Rate Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

16 Floating Rate Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

Floating Rate Income Fund 17

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least June 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

18 Floating Rate Income Fund

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 209, 170 and 111 funds, respectively, in your fund’s Lipper peer group. (When considering

Floating Rate Income Fund 19

performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Floating Rate Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund 21

The fund’s portfolio 8/31/16 (Unaudited)

SENIOR LOANS (80.2%)* [c]	Principal amount	Value

Advertising and marketing services (0.3%)
Lions Gate Entertainment Corp. bank term loan FRN
5.00%, 3/17/22	$2,090,000	$2,121,350

		2,121,350
Automotive (0.9%)
FCA US, LLC bank term loan FRN Ser. B, 3.25%, 12/31/18	1,842,057	1,842,440

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	4,907,913	4,619,573

		6,462,013
Basic materials (8.3%)
Allnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4.50%, 10/3/19 (Luxembourg)	2,118,487	2,113,191

Allnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4.50%, 10/3/19 (Luxembourg)	1,099,181	1,096,433

Allnex USA, Inc. bank term loan FRN Ser. B2, 5.00%, 6/6/23	1,140,647	1,145,638

Allnex USA, Inc. bank term loan FRN Ser. B3, 5.00%, 6/6/23	859,353	863,112

Beacon Roofing Supply, Inc. bank term loan FRN Ser. B,
4.00%, 10/1/22	2,977,500	2,983,702

Builders FirstSource, Inc. bank term loan FRN 4.75%, 7/31/22	3,929,742	3,937,928

Chemours Co. (The) bank term loan FRN Ser. B, 3.75%, 5/12/22	2,000,000	1,968,750

Coveris Holdings SA bank term loan FRN Ser. B, 4.50%,
5/8/19 (Luxembourg)	4,000,000	3,988,332

GCP Applied Technologies, Inc. bank term loan FRN Ser. B,
4.00%, 2/3/22	1,995,000	2,019,938

Hanson Building Products North America bank term loan FRN
6.50%, 3/13/22	4,757,102	4,721,424

HD Supply, Inc. bank term loan FRN Ser. B, 3.75%, 8/13/21	2,977,500	2,988,046

Ineos US Finance, LLC bank term loan FRN 3.75%, 5/4/18	2,294,563	2,294,563

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B , 6.00%, 1/6/22	4,040,000	4,032,065

Neon Holding Co., LLC bank term loan FRN Ser. B,
4.00%, 6/9/23	1,000,000	1,002,500

Novelis, Inc. bank term loan FRN Ser. B, 4.00%, 6/2/22	3,960,000	3,964,950

Orion Engineered Carbons GmbH bank term loan FRN Ser. B,
4.75%, 7/25/21 (Germany)	2,536,957	2,535,372

Oxbow Carbon & Minerals, LLC bank term loan FRN
8.00%, 1/19/20	1,000,000	980,000

PQ Corp. bank term loan FRN 5.75%, 11/4/22	2,000,000	2,010,626

Printpack Holdings, Inc. bank term loan FRN Ser. B,
5.00%, 7/26/23	500,000	500,000

Solenis International LP bank term loan FRN 7.75%, 7/31/22	2,000,000	1,911,000

Solenis International LP bank term loan FRN 4.25%, 7/31/21	1,795,432	1,775,514

TMS International Corp. bank term loan FRN Ser. B,
4.50%, 10/16/20	4,798,471	4,642,520

Univar, Inc. bank term loan FRN Ser. B, 4.25%, 7/1/22	3,974,975	3,966,695

Zekelman Industries, Inc. bank term loan FRN Ser. B,
6.00%, 6/14/21	2,660,000	2,669,975

		60,112,274

22 Floating Rate Income Fund

SENIOR LOANS (80.2%)* [c] cont.	Principal amount	Value

Biotechnology (1.8%)
AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	$3,777,813	$3,777,813

Concordia International Corp. bank term loan FRN Ser. B, 5.25%,
10/21/21 (Canada)	3,984,987	3,757,512

Pharmaceutical Product Development, LLC bank term loan FRN
4.25%, 8/18/22	5,281,650	5,296,175

		12,831,500
Broadcasting (3.5%)
iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.938%, 1/30/19	7,105,000	5,436,803

Media General, Inc. bank term loan FRN 4.00%, 7/31/20	2,673,721	2,673,165

Sinclair Television Group, Inc. bank term loan FRN Ser. B,
3.00%, 4/9/20	3,889,661	3,883,585

Townsquare Media, Inc. bank term loan FRN Ser. B,
4.25%, 4/1/22	2,797,566	2,785,909

Tribune Media Co. bank term loan FRN Ser. B, 3.75%, 12/27/20	4,557,119	4,566,611

Univision Communications, Inc. bank term loan FRN
4.00%, 3/1/20	5,909,787	5,907,323

		25,253,396
Building materials (0.9%)
CPG International, Inc. bank term loan FRN Ser. B,
4.75%, 9/30/20	1,372,634	1,372,634

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21	1,047,028	1,052,917

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	4,264,156	4,285,476

		6,711,027
Capital goods (3.8%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
3.75%, 10/9/19	2,829,195	2,822,122

Berry Plastics Group, Inc. bank term loan FRN Ser. G,
3.50%, 1/6/21	1,812,222	1,811,090

Berry Plastics Group, Inc. bank term loan FRN Ser. H,
3.75%, 10/1/22	3,609,048	3,611,552

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	4,413,359	4,337,966

Generac Power Systems, Inc. bank term loan FRN Ser. B,
3.50%, 5/31/20	1,285,000	1,282,591

Manitowac Foodservice, Inc. bank term loan FRN 5.75%, 3/3/23	3,129,769	3,163,023

Reynolds Group Holdings, Inc. bank term loan FRN
4.25%, 1/21/23	2,217,125	2,220,451

TransDigm, Inc. bank term loan FRN Ser. C, 3.75%, 2/28/20	3,862,511	3,857,146

TransDigm, Inc. bank term loan FRN Ser. E, 3.50%, 5/14/22	2,223,227	2,218,132

Trinseo Materials Operating SCA bank term loan FRN Ser. B,
4.25%, 11/5/21 (Luxembourg)	1,980,000	1,983,465

		27,307,538
Commercial and consumer services (1.3%)
Prime Security Services Borrower, LLC bank term loan FRN
Ser. B, 5.50%, 5/2/22	3,000,000	3,018,750

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4.00%, 2/19/19	1,659,503	1,665,311

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
5.00%, 9/2/21 (Luxembourg)	4,681,422	4,688,444

		9,372,505

Floating Rate Income Fund 23

SENIOR LOANS (80.2%)* [c] cont.	Principal amount	Value

Communication services (7.0%)
Asurion, LLC bank term loan FRN 8.50%, 3/3/21	$2,007,000	$1,999,474

Asurion, LLC bank term loan FRN Ser. B1, 5.00%, 5/24/19	2,685,636	2,686,307

Asurion, LLC bank term loan FRN Ser. B4, 5.00%, 8/4/22	1,196,977	1,195,855

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3.00%, 7/1/20	1,092,381	1,093,917

Charter Communications Operating, LLC bank term loan FRN
Ser. I, 3.50%, 1/24/23	3,990,000	4,008,705

CSC Holdings, LLC bank term loan FRN Ser. B, 5.00%, 10/9/22	4,987,500	5,020,752

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2, 3.75%,
6/30/19 (Bermuda)	1,839,628	1,743,508

Level 3 Financing, Inc. bank term loan FRN Ser. B1,
4.00%, 1/15/20	5,000,000	5,026,565

Level 3 Financing, Inc. bank term loan FRN Ser. B2,
3.50%, 5/31/22	1,035,000	1,040,499

LTS Buyer, LLC bank term loan FRN 8.00%, 4/1/21	158,125	158,125

LTS Buyer, LLC bank term loan FRN Ser. B, 4.00%, 4/13/20	4,365,000	4,351,905

Numericable US, LLC bank term loan FRN Ser. B7,
5.00%, 1/15/24	4,488,750	4,504,461

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3.25%, 3/24/21	5,894,924	5,882,645

Telesat Canada bank term loan FRN Ser. B, 3.50%,
3/28/19 (Canada)	3,628,125	3,619,055

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. F, 3.50%, 6/30/23 (United Kingdom)	1,683,303	1,680,297

WideOpenWest Finance, LLC bank term loan FRN Ser. B,
4.50%, 8/19/23	5,000,000	4,973,750

Zayo Group, LLC bank term loan FRN Ser. B, 3.75%, 5/6/21	1,487,200	1,487,997

		50,473,817
Consumer (0.1%)
Spectrum Brands, Inc. bank term loan FRN Ser. B,
3.50%, 6/23/22	760,734	762,541

		762,541
Consumer staples (8.7%)
CEC Entertainment, Inc. bank term loan FRN Ser. B,
4.25%, 2/14/21	4,664,630	4,563,561

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2,
4.50%, 9/15/20	2,578,012	2,484,559

Coty, Inc. bank term loan FRN Ser. B, 3.75%, 10/27/22	1,662,500	1,662,500

D.E Master Blenders 1753 NV bank term loan FRN Ser. B, 4.25%,
7/2/22 (Netherlands)	2,051,387	2,041,131

Del Monte Foods, Inc. bank term loan FRN 8.25%, 8/18/21	1,000,000	707,500

Del Monte Foods, Inc. bank term loan FRN 4.263%, 2/18/21	3,003,000	2,734,607

Galleria Co. bank term loan FRN Ser. B, 3.75%, 1/26/23	3,333,333	3,341,667

Hostess Brands, LLC bank term loan FRN 8.50%, 8/3/23	1,120,000	1,120,700

JBS USA, LLC bank term loan FRN 4.00%, 9/18/22	2,487,500	2,479,209

JBS USA, LLC bank term loan FRN 3.75%, 9/17/20	1,458,750	1,453,280

Landry’s, Inc. bank term loan FRN Ser. B, 4.00%, 4/24/18	3,696,274	3,697,431

Libbey Glass, Inc. bank term loan FRN Ser. B, 3.75%, 4/9/21	4,168,923	4,165,450

Maple Holdings Acquistion Corp. bank term loan FRN Ser. B,
5.25%, 3/3/23	4,544,000	4,584,896

24 Floating Rate Income Fund

SENIOR LOANS (80.2%)* [c] cont.	Principal amount	Value

Consumer staples cont.
Restaurant Brands International, Inc. bank term loan FRN Ser. B,
3.75%, 12/12/21 (Canada)	$5,914,292	$5,936,470

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 7/14/23	6,065,000	6,063,914

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.00%, 10/8/19	2,352,117	2,352,854

Rite Aid Corp. bank term loan FRN 5.75%, 8/21/20	1,900,000	1,903,958

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	2,000,000	2,003,126

US Foods, Inc. bank term loan FRN Ser. B, 4.25%, 6/27/23	1,409,077	1,414,864

WKI Holding Co., Inc. bank term loan FRN Ser. B,
6.25%, 6/22/23	3,500,000	3,360,000

Yum! Brands, Inc. bank term loan FRN Ser. B, 3.257%, 6/16/23	5,000,000	5,019,530

		63,091,207
Energy (2.3%)
American Energy-Marcellus, LLC bank term loan FRN
5.25%, 8/4/20	1,850,000	925,000

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/16/21	2,475,000	2,542,030

EP Energy, LLC bank term loan FRN Ser. B3, 3.50%, 5/24/18	2,486,333	2,414,851

MEG Energy Corp. bank term loan FRN Ser. B, 3.75%,
3/31/20 (Canada)	3,997,330	3,668,789

Paragon Offshore Finance Co. bank term loan FRN Ser. B, 3.75%,
7/18/21 (Cayman Islands)	4,937,500	1,086,250

Samson Investment Co. bank term loan FRN 6.25%, 9/25/18
(In default) †	4,000,000	956,668

Tervita Corp. bank term loan FRN Ser. B, 6.25%,
5/15/18 (Canada)	1,772,451	1,725,924

Western Refining, Inc. bank term loan FRN Ser. B2,
4.50%, 6/23/23	3,640,000	3,545,968

		16,865,480
Entertainment (0.3%)
VGD Merger Sub, LLC bank term loan FRN 8.50%, 7/26/24	260,000	260,704

VGD Merger Sub, LLC bank term loan FRN 5.00%, 7/22/23	1,595,000	1,595,332

		1,856,036
Financials (4.4%)
Alliant Holdings I, LLC bank term loan FRN Ser. B,
4.50%, 8/14/22	3,960,000	3,936,664

Alliant Holdings I, LLC bank term loan FRN Ser. B2,
5.00%, 8/14/22	1,000,000	1,000,000

Altisource Solutions Sarl bank term loan FRN Ser. B, 4.50%,
12/9/20 (Luxembourg)	4,833,153	4,416,293

Capital Automotive LP bank term loan FRN 6.00%, 4/29/20	2,500,000	2,508,333

ESH Hospitality, Inc. bank term loan FRN Ser. B, 3.75%, 8/17/23	4,140,000	4,148,624

HUB International, Ltd. bank term loan FRN Ser. B,
4.00%, 10/2/20	5,345,700	5,326,488

iStar, Inc. bank term loan FRN Ser. B, 5.50%, 7/1/20	3,000,000	3,015,000

Starwood Property Trust, Inc. bank term loan FRN
3.50%, 4/19/20	3,622,540	3,619,522

USI, Inc./NY bank term loan FRN Ser. B, 4.25%, 12/27/19	3,860,825	3,851,173

		31,822,097

Floating Rate Income Fund 25

SENIOR LOANS (80.2%)* [c] cont.	Principal amount	Value

Gaming and lottery (7.1%)
Amaya Holdings BV bank term loan FRN 5.00%,
8/1/21 (Netherlands)	$2,947,725	$2,912,924

American Casino & Entertainment Properties, LLC bank term
loan FRN 5.00%, 7/7/22	4,356,780	4,389,456

Boyd Gaming Corp. bank term loan FRN Ser. B2,
3.00%, 10/31/23	2,400,000	2,406,751

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17	5,733,949	6,077,986

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 10.75%, 3/1/17	671,625	734,310

CBAC Borrower, LLC bank term loan FRN Ser. B, 8.25%, 7/2/20	2,238,750	2,182,781

CCM Merger, Inc. bank term loan FRN Ser. B, 4.50%, 8/9/21	952,668	954,455

Eldorado Resorts, Inc. bank term loan FRN Ser. B,
4.25%, 7/23/22	4,950,000	4,941,748

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B, 5.25%, 11/26/19 (Canada)	3,890,000	2,906,970

Golden Nugget, Inc. bank term loan FRN Ser. B,
5.50%, 11/21/19	1,876,665	1,884,875

Golden Nugget, Inc. bank term loan FRN Ser. DD,
5.50%, 11/21/19	804,285	807,804

Penn National Gaming, Inc. bank term loan FRN Ser. B,
3.25%, 10/30/20	3,656,250	3,653,204

ROC Finance, LLC bank term loan FRN 5.00%, 6/20/19	6,086,702	5,919,318

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	6,402,500	6,394,497

Yonkers Racing Corp. bank term loan FRN 8.75%, 8/20/20	2,000,000	1,973,334

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	3,384,905	3,348,236

		51,488,649
Health-care services (3.9%)
Acadia Healthcare Co., Inc. bank term loan FRN Ser. B2,
4.50%, 2/16/23	3,482,500	3,497,012

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. H, 4.00%, 1/27/21	5,417,788	5,178,501

Envision Healthcare Corp. bank term loan FRN Ser. B,
4.25%, 5/25/18	3,917,480	3,918,706

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4.50%, 5/3/18	2,625,384	2,593,388

Multiplan, Inc. bank term loan FRN Ser. B, 5.00%, 5/25/23	5,920,000	5,981,313

Quorum Health Corp. bank term loan FRN 6.75%, 4/29/22	4,004,963	3,814,727

Surgical Care Affiliates, LLC bank term loan FRN Ser. B,
4.25%, 3/17/22	2,962,500	2,964,968

		27,948,615
Homebuilding (0.5%)
Realogy Group, LLC bank term loan FRN Ser. B, 3.75%, 7/20/22	3,422,826	3,439,940

		3,439,940
Leisure (0.6%)
Steinway Musical Instruments, Inc. bank term loan FRN
4.75%, 9/19/19	4,817,126	4,696,698

		4,696,698

26 Floating Rate Income Fund

SENIOR LOANS (80.2%)* [c] cont.	Principal amount	Value

Lodging/Tourism (2.5%)
Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	$4,130,700	$3,937,933

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4.25%, 10/16/20	4,492,213	4,514,674

Diamond Resorts International, Inc. bank term loan FRN Ser. B,
7.00%, 8/16/23	3,290,000	3,224,200

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
3.50%, 10/26/20	313,466	314,119

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2,
3.097%, 10/25/23	3,212,515	3,226,971

MGM Growth Properties Operating Partnership LP bank term
loan FRN Ser. B, 4.00%, 4/25/23	2,992,500	3,015,880

		18,233,777
Media (0.7%)
Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	5,637,177	4,777,508

		4,777,508
Medical technology (2.4%)
ConvaTec, Inc. bank term loan FRN Ser. B, 4.25%, 6/15/20	4,088,921	4,092,756

Kinetic Concepts, Inc. bank term loan FRN Ser. F1,
5.00%, 11/4/20	3,804,638	3,817,954

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	4,390,793	4,276,448

Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B,
4.25%, 5/15/22	4,962,500	4,950,094

		17,137,252
Pharmaceuticals (2.8%)
Akorn, Inc. bank term loan FRN Ser. B, 6.00%, 4/16/21	4,776,675	4,824,441

DPx Holdings BV bank term loan FRN Ser. B, 4.25%,
3/11/21 (Netherlands)	6,259,595	6,237,686

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.188%, 2/27/21	3,559,948	3,579,802

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BD, 3.50%, 2/13/19	1,860,845	1,854,199

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 3.75%, 12/11/19	3,860,845	3,847,169

		20,343,297
Retail (5.9%)
Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	6,227,642	6,079,736

Bass Pro Group, LLC bank term loan FRN Ser. B, 4.00%, 6/5/20	3,950,000	3,935,188

DBP Holding Corp. bank term loan FRN Ser. B, 5.25%, 10/11/19	4,277,692	4,013,899

Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 3.50%, 7/6/22	797,801	798,798

J Crew Group, Inc. bank term loan FRN Ser. B, 4.00%, 3/5/21	1,921,903	1,515,420

JC Penny Corp., Inc. bank term loan FRN Ser. B, 5.25%, 6/23/23	3,000,000	3,007,500

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4.00%, 3/18/18	3,588,032	3,582,051

Leslie’s Poolmart, Inc. bank term loan FRN Ser. B, 5.25%, 8/9/23	2,000,000	2,011,666

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	7,260,303	6,800,486

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	6,716,250	6,755,829

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	1,823,820	1,690,074

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	2,620,780	2,555,261

		42,745,908

Floating Rate Income Fund 27

SENIOR LOANS (80.2%)* [c] cont.	Principal amount	Value

Technology (6.0%)
Avago Technologies Cayman Finance, Ltd. bank term loan FRN
Ser. B3, 3.496%, 2/1/23 (Cayman Islands)	$3,517,333	$3,546,643

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%, 3/31/18	2,114,363	1,693,252

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20	2,454,303	1,880,609

BMC Software, Inc. bank term loan FRN 5.00%, 9/10/20	4,701,389	4,488,360

CommScope, Inc. bank term loan FRN Ser. B, 3.75%, 12/29/22	3,970,000	3,984,888

Dell International, LLC bank term loan FRN Ser. B, 4.00%, 6/2/23	5,000,000	5,019,790

Dell International, LLC bank term loan FRN Ser. B2,
4.00%, 4/29/20	3,151,177	3,150,052

Diebold, Inc. bank term loan FRN Ser. B, 5.25%, 11/6/23	2,000,000	2,003,750

First Data Corp. bank term loan FRN 4.212%, 3/24/21	4,568,636	4,587,847

First Data Corp. bank term loan FRN Ser. B, 4.202%, 7/10/22	1,000,000	1,003,611

Infor US, Inc. bank term loan FRN Ser. B5, 3.75%, 6/3/20	4,948,011	4,889,253

NXP BV bank term loan FRN Ser. B, 3.75%,
12/7/20 (Netherlands)	1,546,282	1,554,980

ON Semiconductor Corp. bank term loan FRN Ser. B,
5.25%, 3/31/23	3,604,000	3,646,798

Syniverse Holdings, Inc. bank term loan FRN 4.00%, 4/23/19	2,368,572	2,099,147

		43,548,980
Tire and rubber (0.1%)
American Tire Distributors , Inc. bank term loan FRN
5.25%, 9/26/21	997,475	983,136

		983,136
Transportation (0.7%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4.25%, 4/28/22	4,643,100	4,562,812

Livingston International, Inc. bank term loan FRN 9.00%,
4/18/20 (Canada)	332,087	301,784

		4,864,596
Utilities and power (3.4%)
Calpine Construction Finance Co. LP bank term loan FRN Ser. B,
3.00%, 5/3/20	2,328,000	2,297,154

Calpine Construction Finance Co. LP bank term loan FRN
Ser. B2, 3.25%, 1/31/22	1,754,907	1,733,848

Dynegy, Inc. bank term loan FRN Ser. C, 5.00%, 6/27/23	3,500,000	3,496,721

Energy Future Intermediate Holding Co., LLC bank term loan
FRN 4.25%, 12/19/16	1,761,417	1,763,619

Energy Transfer Equity LP bank term loan FRN Ser. C,
4.00%, 12/2/19	5,570,000	5,483,665

NRG Energy, Inc. bank term loan FRN Ser. B, 3.50%, 6/30/23	4,250,000	4,245,448

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676%, 10/10/17	6,830,362	2,199,943

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676%, 10/10/17	70,101	22,578

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B, 5.00%, 7/27/23	3,004,714	3,009,221

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. C, 5.00%, 7/27/23	685,286	686,314

		24,938,511

Total senior loans (cost $597,083,594)		$580,189,648

28 Floating Rate Income Fund

CORPORATE BONDS AND NOTES (13.2%)*	Principal amount	Value

Basic materials (1.1%)
ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	$1,288,000	$1,535,940

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	1,600,000	1,772,000

Cemex SAB de CV 144A company guaranty sr. sub. FRN 5.43%,
10/15/18 (Mexico)	1,500,000	1,558,125

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	733,000	733,000

Novelis, Inc. company guaranty sr. unsec. notes
8.75%, 12/15/20	1,000,000	1,047,500

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	1,500,000	1,496,250

		8,142,815
Capital goods (1.5%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	1,250,000	1,307,813

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7.75%, 11/15/19	686,000	776,895

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
144A company guaranty sr. FRN 4.067%, 5/15/21 (Ireland)	4,000,000	4,070,000

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	680,000	748,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company guaranty sr. FRN
4.127%, 7/15/21	2,500,000	2,537,500

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.00%, 4/29/20	1,250,000	1,327,344

		10,767,552
Communication services (1.6%)
AT&T, Inc. sr. unsec. unsub. FRN 1.561%, 6/30/20	2,000,000	2,018,770

Cablevision Systems Corp. sr. unsec. unsub. notes
8.625%, 9/15/17	1,148,000	1,220,037

Digicel, Ltd. 144A sr. unsec. notes 7.00%, 2/15/20 (Jamaica)	1,900,000	1,843,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18	1,062,000	1,091,927

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	2,000,000	2,202,500

T-Mobile USA, Inc. company guaranty sr. unsec. bonds
6.542%, 4/28/20	1,500,000	1,548,750

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	1,500,000	1,578,750

		11,503,734
Conglomerates (0.3%)
General Electric Capital Co. sr. unsec. unsub. FRN Ser. MTN,
1.158%, 5/5/26	2,000,000	1,927,500

		1,927,500
Consumer cyclicals (1.5%)
Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6.50%, 12/15/20 (Canada)	740,000	760,350

CalAtlantic Group, Inc. company guaranty sr. unsec. notes
8.375%, 5/15/18	1,000,000	1,100,000

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,000,000	1,007,500

Floating Rate Income Fund 29

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ford Motor Credit Co., LLC sr. unsec. unsub. FRB
1.698%, 11/4/19	$2,150,000	$2,142,232

General Motors Financial Co., Inc. company guaranty sr. unsec.
FRN 2.24%, 1/15/20	2,275,000	2,256,609

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. FRB 2.74%, 1/15/19	463,000	469,213

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4.375%, 11/1/18	2,000,000	2,080,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8.125%, 3/15/19	1,000,000	1,000,000

Standard Industries, Inc./NJ 144A sr. unsec. notes
5.125%, 2/15/21	160,000	169,000

		10,984,904
Consumer staples (0.6%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1.90%, 2/1/19	3,000,000	3,030,966

Hertz Corp. (The) company guaranty sr. unsec. notes
4.25%, 4/1/18	1,298,000	1,340,185

		4,371,151
Energy (0.8%)
Cenovus Energy, Inc. sr. unsec. notes 5.70%, 10/15/19 (Canada)	1,000,000	1,074,704

CHC Helicopter SA company guaranty sr. notes 9.25%,
10/15/20 (Canada) (In default) †	1,120,500	549,045

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12.00%, 12/15/20 (In default) †	1,000,000	430,000

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8.25%, 5/15/20 (Canada)	700,000	744,625

Shell International Finance BV company guaranty sr. unsec.
unsub. FRN 1.266%, 5/11/20 (Netherlands)	2,025,000	2,026,897

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	1,000,000	1,026,875

		5,852,146
Financials (3.7%)
Ally Financial, Inc. company guaranty sr. unsec. notes
4.75%, 9/10/18	2,000,000	2,077,500

Bank of America Corp. sr. unsec. notes 5.75%, 12/1/17	2,000,000	2,103,190

CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/15/18	1,250,000	1,303,125

Citigroup, Inc. sr. unsec. FRN 2.287%, 9/1/23	3,000,000	3,015,501

CNO Financial Group, Inc. sr. unsec. unsub. notes
4.50%, 5/30/20	1,000,000	1,010,000

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
Ser. MTN, 2.429%, 11/29/23	2,000,000	2,047,922

iStar, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 7/1/18 R	2,000,000	2,018,000

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	3,000,000	3,112,500

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. sub. notes 6 1/2s, 8/1/18	1,790,000	1,785,525

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	2,000,000	2,100,000

Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 1.571%,
3/31/17 (United Kingdom)	1,149,000	1,147,534

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8.50%, 9/15/18	1,500,000	1,175,625

30 Floating Rate Income Fund

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Financials cont.
Wells Fargo & Co. sr. unsec. unsub. FRN 2.02%, 3/4/21	$2,000,000	$2,060,106

Wells Fargo Bank, NA sr. unsec. FRN Ser. BKNT, 1.442%,
1/22/18 (acquired 1/22/16, cost $2,000,000) ∆∆	2,000,000	2,012,188

		26,968,716
Health care (1.0%)
Actavis Funding SCS company guaranty sr. unsec. unsub. FRN
2.089%, 3/12/20 (Luxembourg)	2,000,000	2,036,174

CHS/Community Health Systems, Inc. company guaranty sr.
sub. notes 5.125%, 8/15/18	201,000	203,513

Tenet Healthcare Corp. company guaranty sr. FRN
4.153%, 6/15/20	1,805,000	1,807,256

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	1,268,000	1,350,420

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 8/15/18	1,500,000	1,504,350

		6,901,713
Technology (0.5%)
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	2,000,000	1,490,000

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	1,235,000	1,312,200

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9.125%, 1/15/19	862,000	568,920

		3,371,120
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. FRN 3.673%, 6/1/19	980,000	980,000

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	1,500,000	1,537,500

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	2,000,000	2,054,616

		4,572,116

Total corporate bonds and notes (cost $96,351,751)		$95,363,467

COMMON STOCKS (0.1%)*	Shares	Value

Tribune Media Co. Class 1C † F	591,290	$147,822

Vantage Drilling International (Units) (Cayman Islands) †	5,979	472,341

Total common stocks (cost $572,522)		$620,163

SHORT-TERM INVESTMENTS (9.9%)*	Shares	Value

Putnam Short Term Investment Fund 0.44% L	71,239,825	$71,239,825

Total short-term investments (cost $71,239,825)		$71,239,825

TOTAL INVESTMENTS

Total investments (cost $765,247,692)		$747,413,103

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
MTN	Medium Term Notes

Floating Rate Income Fund 31

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2016 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $723,079,959.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,012,188, or 0.3% of net assets.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $290 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $2,755,944) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Canadian Dollar	Buy	10/19/16	$20,899	$21,178	$(279)

HSBC Bank USA, National Association
	Canadian Dollar	Sell	10/19/16	141,639	143,497	1,858

JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/19/16	689,584	698,761	9,177

UBS AG
	Canadian Dollar	Sell	10/19/16	1,868,307	1,892,508	24,201

Total						$34,957

32 Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$147,822

Energy	472,341	—	—

Total common stocks	472,341	—	147,822

Corporate bonds and notes	—	95,363,467	—

Senior loans	—	580,189,648	—

Short-term investments	71,239,825	—	—

Totals by level	$71,712,166	$675,553,115	$147,822

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$34,957	$—

Totals by level	$—	$34,957	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of assets and liabilities 8/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $694,007,867)	$676,173,278
Affiliated issuers (identified cost $71,239,825) (Notes 1 and 5)	71,239,825

Cash	5,067,332

Interest and other receivables	4,180,406

Receivable for shares of the fund sold	1,970,213

Receivable for investments sold	2,694,607

Unrealized appreciation on forward currency contracts (Note 1)	35,236

Prepaid assets	22,529

Total assets	761,383,426

LIABILITIES

Payable for investments purchased	35,971,826

Payable for shares of the fund repurchased	825,965

Payable for compensation of Manager (Note 2)	343,349

Payable for custodian fees (Note 2)	10,284

Payable for investor servicing fees (Note 2)	174,363

Payable for Trustee compensation and expenses (Note 2)	125,956

Payable for administrative services (Note 2)	2,657

Payable for distribution fees (Note 2)	216,538

Distributions payable to shareholders	520,891

Unrealized depreciation on forward currency contracts (Note 1)	279

Other accrued expenses	111,359

Total liabilities	38,303,467

Net assets	$723,079,959

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$824,777,120

Distributions in excess of net investment income (Note 1)	(1,829,848)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(82,066,131)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(17,801,182)

Total — Representing net assets applicable to capital shares outstanding	$723,079,959

(Continued on next page)

34 Floating Rate Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($317,890,039 divided by 37,166,636 shares)	$8.55

Offering price per class A share (100/99.00 of $8.55)*	$8.64

Net asset value and offering price per class B share ($15,775,870 divided by 1,845,654 shares)**	$8.55

Net asset value and offering price per class C share ($91,967,802 divided by 10,761,136 shares)**	$8.55

Net asset value and redemption price per class M share ($4,198,650 divided by 491,063 shares)	$8.55

Offering price per class M share (100/99.25 of $8.55)*	$8.61

Net asset value, offering price and redemption price per class R share
($576,864 divided by 67,479 shares)	$8.55

Net asset value, offering price and redemption price per class Y share
($292,670,734 divided by 34,186,123 shares)	$8.56

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of operations Six months ended 8/31/16 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $1,121) (including interest income of $118,329 from investments
in affiliated issuers) (Note 5)	$15,356,492

Dividends	16,894

Total investment income	15,373,386

EXPENSES

Compensation of Manager (Note 2)	1,938,425

Investor servicing fees (Note 2)	514,981

Custodian fees (Note 2)	10,662

Trustee compensation and expenses (Note 2)	23,449

Distribution fees (Note 2)	874,476

Administrative services (Note 2)	7,910

Other	178,757

Fees waived and reimbursed by Manager (Note 2)	(9,946)

Total expenses	3,538,714

Expense reduction (Note 2)	(1,089)

Net expenses	3,537,625

Net investment income	11,835,761

Net realized loss on investments (Notes 1 and 3)	(5,804,332)

Net realized loss on foreign currency transactions (Note 1)	(192,262)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	106,511

Net unrealized appreciation of investments during the period	42,161,400

Net gain on investments	36,271,317

Net increase in net assets resulting from operations	$48,107,078

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/16*	Year ended 2/29/16

Operations:
Net investment income	$11,835,761	$29,073,161

Net realized loss on investments
and foreign currency transactions	(5,996,594)	(10,329,827)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	42,267,911	(45,155,264)

Net increase (decrease) in net assets resulting
from operations	48,107,078	(26,411,930)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,689,287)	(12,232,693)

Class B	(283,295)	(630,051)

Class C	(1,430,080)	(3,355,857)

Class M	(80,044)	(180,652)

Class R	(10,325)	(19,619)

Class Y	(5,606,150)	(13,117,638)

From return of capital
Class A	—	(548,943)

Class B	—	(28,274)

Class C	—	(150,594)

Class M	—	(8,107)

Class R	—	(880)

Class Y	—	(588,655)

Increase (decrease) from capital share transactions (Note 4)	48,368,567	(67,305,479)

Total increase (decrease) in net assets	83,376,464	(124,579,372)

NET ASSETS

Beginning of period	639,703,495	764,282,867

End of period (including distributions in excess
of net investment income of $1,829,848 and $566,428,
respectively)	$723,079,959	$639,703,495

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
August 31, 2016**	$8.11	.15	.45	.60	(.16)	—	(.16)	—	$8.55	7.48*	$317,890	.52*[e]	1.74*[e]	19*
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.42	293,610	1.03	4.81	63
February 29, 2012	8.93	.41	(.17)	.24	(.42)	—[d]	(.42)	—[d]	8.75	2.91	217,707	1.03	4.73	65

Class B
August 31, 2016**	$8.11	.14	.45	.59	(.15)	—	(.15)	—	$8.55	7.37*	$15,776	.62*[e]	1.65*[e]	19*
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—[d]	8.94	7.21	11,837	1.23	4.61	63
February 29, 2012	8.93	.40	(.17)	.23	(.41)	—[d]	(.41)	—[d]	8.75	2.76	9,539	1.23	4.56	65

Class C
August 31, 2016**	$8.11	.12	.45	.57	(.13)	—	(.13)	—	$8.55	7.08*	$91,968	.90*[e]	1.38*[e]	19*
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—[d]	8.93	6.51	91,013	1.78	4.06	63
February 29, 2012	8.93	.35	(.17)	.18	(.36)	—[d]	(.36)	—[d]	8.75	2.15	81,185	1.78	4.01	65

Class M
August 31, 2016**	$8.11	.15	.45	.60	(.16)	—	(.16)	—	$8.55	7.45*	$4,199	.54*[e]	1.73*[e]	19*
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.37	5,592	1.08	4.78	63
February 29, 2012	8.93	.41	(.17)	.24	(.42)	—[d]	(.42)	—[d]	8.75	2.88	4,921	1.08	4.68	65

Class R
August 31, 2016**	$8.11	.14	.45	.59	(.15)	—	(.15)	—	$8.55	7.35*	$577	.64*[e]	1.63*[e]	19*
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—[d]	8.94	7.16	468	1.28	4.56	63
February 29, 2012	8.93	.39	(.17)	.22	(.40)	—[d]	(.40)	—[d]	8.75	2.66	509	1.28	4.50	65

Class Y
August 31, 2016**	$8.12	.16	.45	.61	(.17)	—	(.17)	—	$8.56	7.61*	$292,671	.39*[e]	1.87*[e]	19*
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—[d]	8.95	7.69	267,654.78		5.06	63
February 29, 2012	8.94	.44	(.18)	.26	(.44)	—[d]	(.44)	—[d]	8.76	3.19	126,494.78		5.01	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund	Floating Rate Income Fund 39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

40 Floating Rate Income Fund

Notes to financial statements 8/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2016 through August 31, 2016.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Floating Rate Income Fund 41

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

42 Floating Rate Income Fund

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $279 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee

Floating Rate Income Fund 43

of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 29, 2016, the fund had a capital loss carryover of $67,586,578 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$398,709	$4,034,452	$4,433,161	*

20,957,967	N/A	20,957,967	February 28, 2017

42,195,450	N/A	42,195,450	February 28, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $8,425,416 recognized during the period between November 1, 2015 and February 29, 2016 to its fiscal year ending February 28, 2017.

The aggregate identified cost on a tax basis is $765,305,234, resulting in gross unrealized appreciation and depreciation of $5,316,750 and $23,208,881, respectively, or net unrealized depreciation of $17,892,131.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

44 Floating Rate Income Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.285% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $9,946.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Floating Rate Income Fund 45

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$223,535	Class R	434

Class B	11,707	Class Y	206,667

Class C	69,461	Total	$514,981

Class M	3,177

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,089 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $512, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$371,138	Class M	6,324

Class B	34,950	Class R	1,446

Class C	460,618	Total	$874,476

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,318 and $37 from the sale of class A and class M shares, respectively, and received $545 and $1,951 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,035 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$161,844,865	$119,842,669

U.S. government securities (Long-term)	—	—

Total	$161,844,865	$119,842,669

46 Floating Rate Income Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/16		Year ended 2/29/16

Class A	Shares	Amount	Shares	Amount

Shares sold	8,139,895	$68,769,471	13,492,815	$115,946,002

Shares issued in connection with
reinvestment of distributions	605,556	5,122,276	1,344,841	11,493,523

	8,745,451	73,891,747	14,837,656	127,439,525

Shares repurchased	(5,162,963)	(43,479,505)	(16,531,463)	(141,118,084)

Net increase (decrease)	3,582,488	$30,412,242	(1,693,807)	$(13,678,559)

	Six months ended 8/31/16		Year ended 2/29/16

Class B	Shares	Amount	Shares	Amount

Shares sold	155,966	$1,314,988	392,101	$3,380,614

Shares issued in connection with
reinvestment of distributions	30,426	257,107	69,316	591,816

	186,392	1,572,095	461,417	3,972,430

Shares repurchased	(184,910)	(1,555,991)	(499,632)	(4,254,266)

Net increase (decrease)	1,482	$16,104	(38,215)	$(281,836)

	Six months ended 8/31/16		Year ended 2/29/16

Class C	Shares	Amount	Shares	Amount

Shares sold	963,374	$8,113,488	1,912,700	$16,363,550

Shares issued in connection with
reinvestment of distributions	149,994	1,267,288	361,484	3,088,649

	1,113,368	9,380,776	2,274,184	19,452,199

Shares repurchased	(1,382,732)	(11,639,644)	(3,586,406)	(30,609,059)

Net decrease	(269,364)	$(2,258,868)	(1,312,222)	$(11,156,860)

	Six months ended 8/31/16		Year ended 2/29/16

Class M	Shares	Amount	Shares	Amount

Shares sold	29,980	$250,548	57,691	$499,345

Shares issued in connection with
reinvestment of distributions	9,089	76,802	21,162	180,850

	39,069	327,350	78,853	680,195

Shares repurchased	(47,134)	(396,307)	(115,492)	(986,105)

Net decrease	(8,065)	$(68,957)	(36,639)	$(305,910)

Floating Rate Income Fund 47

	Six months ended 8/31/16		Year ended 2/29/16

Class R	Shares	Amount	Shares	Amount

Shares sold	16,744	$139,341	49,978	$419,115

Shares issued in connection with
reinvestment of distributions	940	7,938	2,181	18,821

	17,684	147,279	52,159	437,936

Shares repurchased	(12,417)	(104,663)	(64,898)	(558,103)

Net increase (decrease)	5,267	$42,616	(12,739)	$(120,167)

	Six months ended 8/31/16		Year ended 2/29/16

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,071,205	$59,814,613	11,766,010	$100,649,404

Shares issued in connection with
reinvestment of distributions	362,761	3,071,597	710,720	6,071,285

	7,433,966	62,886,210	12,476,730	106,720,689

Shares repurchased	(5,067,684)	(42,660,780)	(17,481,702)	(148,482,836)

Net increase (decrease)	2,366,282	$20,225,430	(5,004,972)	$(41,762,147)

At the close of the reporting period, Putnam Investments, LLC owned 1,222 class R shares of the fund (1.8% of class R shares outstanding), valued at $10,448.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$41,683,464	$143,846,016	$114,289,655	$118,329	$71,239,825

Totals	$41,683,464	$143,846,016	$114,289,655	$118,329	$71,239,825

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

48 Floating Rate Income Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$35,236	Payables	$279

Total		$35,236		$279

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(193,174)	$(193,174)

Total	$(193,174)	$(193,174)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$106,208	$106,208

Total	$106,208	$106,208

Floating Rate Income Fund 49

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	UBS AG	Total

Assets:

Forward currency contracts#	$—	$1,858	$9,177	$24,201	$35,236

Total Assets	$—	$1,858	$9,177	$24,201	$35,236

Liabilities:

Forward currency contracts#	279	—	—	—	279

Total Liabilities	$279	$—	$—	$—	$279

Total Financial and Derivative Net Assets	$(279)	$1,858	$9,177	$24,201	$34,957

Total collateral received (pledged)†##	$—	$—	$—	$—

Net amount	$(279)	$1,858	$9,177	$24,201

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

50 Floating Rate Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Floating Rate Income Fund 51

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer

	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA096
302494 10/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016